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                                  INTERNATIONAL
                               TELECOMMUNICATIONS
                                   CORPORATION














                                  INTERNATIONAL
                                   OPERATING
                                   AGREEMENT





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                         INTERNATIONAL TELECOMMUNICATION
                                SERVICE AGREEMENT

AN AGREEMENT made the 15th day of July, 1995, between Telenor Carrier Services A.S. whose registered office is at P.O. Box 6701 St. Olavs Plass, N-0130 Oslo, Norway, of the one part and International Telecommunications Corporation, a corporation organized and existing under the laws of the United States, whose office is at 60 Hudson Street, Suite 307, New York, New York 10013, United States ("ITC") of the other part.

WHEREAS the parties jointly desire to furnish telecommunication services between the Country of Norway and the United States (as hereinafter defined).

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.   Definitions

     (a) In this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

          (i) "CCITT" means the International Telegraph and Telephone Consultative Committee of the International Telecommunications Union;

          (ii) "Operating Territory" in relation to Telenor Carrier Services A.S. means Norway, and in relation to ITC means the United States;

          (iii) "Agreement" means this agreement and the annexures and addenda (if any) pertaining thereto.

     (b) The expression "Telenor" and "ITC" shall include their respective successors and permitted assigns and their respective employees and agents.

     (c) The section headings in this agreement are for ease of reference only and shall not be taken into account in the construction or interpretation of any provision to which they refer.

2.   Scope

     Subject to the terms and conditions contained herein each of the parties undertakes to establish and provide such telecommunication services between Norway and the United States as are hereinafter specified and to use its reasonable endeavors to establish such telecommunication services on and with effect from September 1, 1995, or such other date as may be agreed by the parties.


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3.   Duration

     This agreement shall come into force on August 1st, 1995, and shall continue thereafter unless and until terminated by not less than twelve
     (12) months' prior written notice given by either party to the other.


4.   Telecommunication Services

     The telecommunication services to be established and provided hereunder shall be agreed between the parties from time to time and the details thereof shall be set out in annexures which shall be attached to this agreement.

5.   Routing of Telecommunication Services and Provision of Facilities

     (a) The routes to be used by each party to provide the telecommunication services hereunder shall be such direct circuits as may be agreed between the parties from time to time and/or such switched circuits via countries other than Norway and the United States or a combination thereof as the parties may from time to time deem expedient to maintain the provision of the telecommunication service in question.

     (b) Each party will be responsible for the provision and maintenance of, and payment for, the necessary interconnecting facilities located within its Operating Territory in respect of its portion of the telecommunications services to be provided hereunder.

     (c) Each party shall be responsible for the establishment of and the payment for one-half of that portion of the telecommunication facilities necessary to provide the said circuits located outside the Operating Territories of the parties used in the provision of the telecommunication services hereunder.

6.   Language

     English shall be the language used by the technical and operating personnel for the establishment end provision of telecommunication services hereunder.



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7.   Technical Standards and Methods of Operation

     (a) The technical standards and methods of operation to be applied and used by the parties in the provision of the telecommunication services hereunder shall be agreed by the parties from time to time. In the event of a failure to agree upon the technical standards to be applied, the parties shall apply standards not inferior to the relevant recommendations of the CCITT in force as of the date hereof until such time as agreement is reached by the force as of the date hereof until such time as agreement is reached by the parties in respect of the technical standards.

     (b) In so far as is commercially feasible, the telecommunication services to be provided hereunder will be carried on digital channels, which will conform to the current standards between Norway and the Untied States.

8.   Liability

     Neither party shall be liable to the other for any loss or damage whether direct or indirect, sustained by reason of any failure in or breakdown of the communication facilities associated with the circuits used in providing the telecommunication services under this Agreement or for any interruption of service, whatsoever shall be the cause of such failure, breakdown or interruption and however long such failure shall last.

9.   Authorizations

     All undertakings and obligations assumed hereunder by either party are subject to the issuance and continuance of all necessary governmental licenses, waivers, consents, registrations, permissions and approvals.

10.  Force Majeure

     No failure or omission by either party to carry out or observe any of the terms and conditions of this Agreement shall give rise to any claim against the party in question or be deemed a breach of this Agreement if such failure or omission arises from any cause reasonably beyond the control of the party seeking to rely upon such failure or omission.



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11.  Termination

     Notwithstanding anything to the contrary express or implied elsewhere herein either party (without prejudice to its other rights) may terminate this Agreement forthwith on notifying the other party to that effect either orally (confirming such notification in writing) or by notice in writing, in the event that the other party fails to make any payment due under this Agreement punctually by the due date, and fails to make such payment within 30 days of being advised, by the party giving notice of termination that such payment is due and has not been made.


12.  Assignment

     Neither party shall transfer or assign its rights or obligations under this Agreement without the prior written consent of the other party, provided however that either party may assign its rights and obligations under this Agreement to its parent company or subsidiaries of the parent after prior notification to the other party. No such assignment shall relieve the assigning party of its obligations hereunder.

13.  Notices

     Unless otherwise specified by not less than 15 days' notice in writing, any communication by either party to the other shall be sufficiently made if sent by post (by air mail where possible), postage paid, or by telegraph or telex or facsimile transmission to the address hereinafter specified.

     To: Telenor Carrier Services A.S.
     By mail: P.O. Box 6701 St. Olavs Plass
     N-0130 Oslo, Norway
     By fax: 47 22 41 93 59

     To: International Telecommunications Corp.
     By mail: 899 W. Cypress Creek Rd.
     Suite 900
     Ft. Lauderdale, FL 33309
     By fax: (305) 489-7788

14.  Entire Agreement

     This Agreement represents the entire understanding between the parties in relation to the subject matter hereof and supersedes all other agreements and representations made by either party, whether oral or written, and this Agreement may only be modified if such modification is in writing and signed by a due authorized representative of each party hereto.



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15.  Governing Law

     This Agreement shall be governed by applicable laws in Norway.

16.  Arbitration

     All disputes arising in connection with the present contract shall be finally settled by arbitration in accordance with the Rules of the Arbitration Institute of the Oslo Chamber of Commerce. The number of arbitrators shall be three. The place of arbitration shall be Oslo, and the language of arbitration shall be English.

IN WITNESS WHEREOF THIS AGREEMENT has been entered into the day and year first above written.

Signed for and on behalf of                       Signed for and on behalf of
                                                  INTERNATIONAL
Telenor Carrier Services A.S.                     TELECOMMUNICATIONS
                                                  CORPORATION

/s/ Mac Sliper                                    /s/ Laurence Vieria
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Date:  09-08-95                                   Date:   7/15/95
     -------------------------                         ------------------------



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                                   ANNEXURE I

TELECOMMUNICATION SERVICE                 INTERNATIONAL PUBLIC
                                          SWITCHED TELEPHONE SERVICE
                                          between Norway and the United States.

This Annexure is attached to and incorporated into the International Telecommunication Services Agreement made between Telenor Carrier Services A.S. and International Telecommunications Corporation dated the 15th of July, 1995.

1.   Type of Service

     (a) The following International Public Switch Telephone Service may be established under this Agreement from points in or reached via Norway and from points in or reached via the United States:

          Customer Dialed Station calls
          Operator Assisted Station calls (via robotics operators)

     (b) Not all classes of traffic may be operational at the time of initial implementation of the service,

     (c)  Other classes of service may be added to the agreement between the parties from time to time.

2.   Period of Service

     This service will be a 24 hours per day continuous facility.

3.   Accounting Rates and Division of Revenues

     The accounting rates and division of revenue derived from the service between Norway and the United States provided by the parties shall be those set out in the Addendum attached to this Agreement or as the parties may otherwise agree from time to time and incorporate in this agreement.

     A separate Addendum may cover transit traffic.



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4.   Accounting and Method of Settlement

     (a) Monthly traffic accounts will be provided to the other party as soon as practicable after the calendar month to which the account relates but in no event later than the end of the third calendar month following the month to which the traffic account relates to.

     (b) A monthly settlement statement showing the balances from the monthly accounts to which it relates shall be prepared as quickly as possible by the creditor party and sent in duplicate to the debtor party which, after verification, shall return one of the copies endorsed with its acceptance. Payment shall be effected as soon as possible but in no case later than six weeks after the monthly statement is received by the debtor party.

     (c) Payment will be made in a currency to be chosen by the creditor. In the event the U.S. dollar is not agreed as currency and either Gold Francs or SDR is applicable, the conversion of Special Drawing Rights balance into currencies of payment shall be in line with the International Telecommunications Regulations of Geneva.














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                                   ANNEXURE 2

TELECOMMUNICATION SERVICE                INTERNATIONAL LEASED VOICE
                                         AND DATA SERVICE, incorporating
                                         Private Networks between Norway and the
                                         United States.

This Annex is attached to and incorporated into the International
Telecommunication Services I Agreement made between Telenor Carrier Services A.S. and International Telecommunications Corporation dated the 15th of July, 1995.

1.   Type of Service

     The service offered will be the interconnection of Private Networks for the international access of voice and/or data.

2.   Periods of Service

     This service will be a 24 hour per day continuous facility.








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